UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 30, 2015

Adaptive Medias, Inc.

(Exact name of registrant as specified in its charter)

000-54074

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

16795 Von Karman Ave., #240

Irvine, CA 92606

(Address of principal executive offices)

949-525-4466

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2015, Adaptive Medias, Inc., a Nevada corporation (the “Company”), entered into a Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with James Batmasian, pursuant to which Mr. Batmasian agreed to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), over the course of three separate closings for aggregate gross proceeds equal to $4,500,000 (the “Offering”).

On May 1, 2015, the Company, completed the first closing under the Offering for gross proceeds equal to $2,000,000 in exchange for the issuance of (i) 1,183,432 shares (the “Shares”) of Common Stock at a per share price of $1.69, (ii) a five-year warrant to purchase up to 1,331,361 shares of Common Stock exercisable at a price of $1.69 per share, and (iii) a five-year warrant to purchase up to 500,000 shares of Common Stock exercisable at a price of $3.00 per share (items (ii) and (iii) referred to collectively as the “Warrants”).

The Shares and the Warrants were issued to an accredited investor in accordance with Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, in that the Company did not engage in any general advertisement or general solicitation in connection with the offering of the Shares and Warrants, and the Company was available to answer any questions from Mr. Batmasian.

The funding of the remaining $2,500,000 shall be subject to the Company’s satisfaction of certain closing conditions as set forth in the Purchase Agreement. The foregoing summary of the transactions contemplated by the Offering does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided under Item 1.01 is hereby incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 5, 2015, the Company issued a press release announcing the Offering described in Item 1.01 above. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to, but for purposes of Section 18 of the Securities Exchange Act of 1934 shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1 99.1	Common Stock and Warrant Purchase Agreement dated April 30, 2015 Press Release dated May 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2015	ADAPTIVE MEDIAS, INC.

/s/ Omar Akram
Omar Akram President and Chief Financial Officer